SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report: April 19, 2011

Citizens South Banking Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23971	54-2069979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

519 South New Hope Road, Gastonia, North Carolina	28054-4040
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 704-868-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure

On April 19, 2011, Citizens South Banking Corporation (the “Company”) re-issued a slide presentation regarding the acquisition by Citizens South Bank (the “Bank”), a wholly-owned subsidiary of the Company, of substantially all of the assets, and the assumption by the Bank of substantially all of the liabilities, of New Horizons Bank, a Georgia state-chartered bank headquartered in East Ellijay, Georgia, from the Federal Deposit Insurance Corporation (the “FDIC”), as receiver for New Horizons Bank.

The re-issued slide presentation includes a revised slide entitled “Summary.” The entire re-issued slide presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

The re-issued slide presentation is deemed “furnished” to the Securities and Exchange Commission (the “SEC”), and not “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this Current report into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

ITEM 9.01:	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Re-issued slide presentation, dated April 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CITIZENS SOUTH BANKING CORPORATION

DATE: April 19, 2011	By:	/s/ Kim S. Price
Kim S. Price
President and Chief Executive Officer